SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2016

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 239-4272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”) amends Item 4.02 of the Current Report on Form 8-K of Sitestar Corporation (the “Company”) filed with the Securities and Exchange Commission on February 18, 2016 (the “Original Form 8-K”). This Amended Form 8-K is being filed to address certain developments that have occurred since the Original Form 8-K solely regarding the Company’s prior cautionary determination that its previously issued financial statements for the year ended December 31, 2013 (the “2013 Financials”) should not be relied upon, as a result of which such developments the Company subsequently has revoked such prior determination concerning non reliance as to the 2013 Financials and determined that the 2013 Financials may be relied upon. Except with respect solely to the 2013 Financials, no other changes are made to the Original Form 8-K.

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As disclosed in the Current Report on Form 8-K filed on December 23, 2015, on December 21, 2015, the Company received a letter from its former accountant dated December 21, 2015 stating that the Company should take action to prevent reliance on the previously issued financial statements for the year ended December 31, 2014 as contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2014. As part of its investigation of the concerns raised in the letter, the Company retained an external accountant to conduct an investigation based on certain agreed upon procedures. The report was ordered to assist the Company’s management in determining the scope, and impact on the financial statements of certain related party transactions, including the amount of rent paid to a related party, as well as other amounts received by a related party.

As disclosed in the Original Form 8-K, based on preliminary review of the report, the Company determined that its consolidated balance sheets, consolidated statements of operations and comprehensive income and consolidated statement of cash flows for the years ending December 31, 2013 and 2014 and its condensed consolidated balance sheets, condensed consolidated statements of income and condensed consolidated statement of cash flows for the years ending December 31, 2013 and 2014 for three months and year to date periods ending March 31, 2015, June 30, 2015, and September 30, 2015 (collectively, the “Reports”) likely contained errors. As further disclosed in the Original Form 8-K, based on the report, the Company determined that the 2013 Financials and the previously issued financial statements for the year ended December 31, 2014 and all interim periods in 2015 as contained in the Reports should not be relied upon.

Since the filing of the Original Form 8-K, the Company has undertaken further investigation and review of the 2013 Financials and has determined, based on such further investigation and review, that the 2013 Financials contain no material misstatements or omissions. Accordingly, the Company has made the determination that (i) its prior determination set forth in the Original Form 8-K concerning non reliance as to the 2013 Financials shall be and has been revoked and rescinded, and (ii) the 2013 Financials, as on file with the Securities and Exchange Commission, may be relied upon.

The Company, by this Amended Form 8-K, makes no advisements regarding any of the Reports or any of its previously issued financial statements, other than solely with respect to the 2013 Financials.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits – not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 18, 2016		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO